Leslie J. Browne President & CEO November 6th, 2006Discovering excellence, driving clinical successTM

Forward-Looking Statements . This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, goal, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia’s plans to develop its DARA program and file an IND with respect to the program, Pharmacopeia’s ability to successfully perform under its collaborations with Cephalon and GlaxoSmithKline, Pharmacopeia's ability to build its pipeline of novel drug candidates through its own internally-funded drug discovery programs, third party collaborations and in-licensing, the continuation and funding level of such continuation of Pharmacopeia’s existing drug discovery collaboration with N.V. Organon, Pharmacopeia’s intentions regarding the establishment of new drug discovery collaborations with leading pharmaceutical and biotechnology organizations, Pharmacopeia's ability to raise additional capital, Pharmacopeia's expectations concerning the development priorities of its collaborators, their ability to successfully develop compounds and its receipt of milestones and royalties from the collaborations, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, Pharmacopeia’s ability to pursue the development of new compounds and other business matters without infringing the patent rights of others, additional competition, and changes in economic conditions. Further information about these and other relevant risks and uncertainties may be found in Pharmacopeia’s Reports on Form 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Pharmacopeia urges you to carefully review and consider the disclosures found in its filings which are available in the SEC EDGAR database at http://www.sec.gov and from Pharmacopeia at http://www.pharmacopeia.com. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia undertakes no obligation to (and expressly disclaims any such obligation to) publicly update or revise the statements made herein or the risk factors that may relate thereto whether as a result of new information, future events, or otherwise.

Value Drivers - Balanced RiskBiopharmaceutical company Focused on cardiovascular and immunological diseases Leader in developing DARA – IND in 1Q-07First-in-class dual-acting ARB and endothelin antagonists for kidney disease Deep pipeline of potential blockbusters 4 compounds in active clinical development 7 compounds in pre-clinical development Discovery and development partnerships with industry leaders GSK, Cephalon, Bristol-Myers Squibb, Schering-Plough, Organon

Balancing Risk to Build Value 8 Million Compound Library Largest in the Industry Integrated HTS Medicinal Chemistry Pharmacology Development GSK Cephalon Organon Schering-Plough Bristol-Myers Squibb Unique Discovery Platform Strategic Partnerships Proprietary Programs High Value Portfolio Pharmacopeia Value Drivers 4 Compounds Active in Clinic 7 Compounds in Preclinical Development Programs in Late Stage Optimization DARA JAK3 CCR1 A2A v3, v5 Monetizable Assets

Agenda for Today

Pharmacopeia

- **Strong sustainable pipeline**
  - p38 kinase inhibitors and CXCR2 antagonist approaching Phase II
  - DARA properties and clinical development schedule
- **Strong strategic partnerships**
  - Clinical development partners
  - GlaxoSmithKline R&D alliance
  - Cephalon advanced discovery partnership
- **Strong fundamentals**
  - Financials
  - Stock Information

Angiogenesis avb3/avb5 PS388023 Parkinsons Adenosine A2A PS246518 Rheumatoid/MS CCR1 PS375179 Transplantation JAK3 PS608504 Inflammation PS873266 Respiratory PS948115 Metabolic Disease PS522501 Inflammation PS386113 Oncology PS241541 CNS PS778629 Cardiovascular DARA PS433540 Oncology PS095760 Asthma/Allergy* VLA-4 PS460644 COPD CXCR2 PS291822 Rheumatoid Arthritis p38 PS540446 NDA Filed III II I Development Optimization Lead Generation Program Clinical Phase Preclinical One of the Deepest Portfolios in Biotech 4 compounds active in the clinic 7 compounds in preclinical development 4 internal programs in lead optimization *VLA-4 IND currently inactive

Partnered Pipeline Advancing

Pharmacopeia

Partnered clinical programs approaching Phase II

Bristol-Myers Squibb - p38 kinase inhibitors for RA

- Well tolerated in multiple Phase I trials
- Currently in RA patients receiving methotrexate
- Back up compound entered Phase I in December 2005

Schering-Plough - CXCR2 antagonist for COPD

- Active against biomarker at 50 mg in volunteers

End Organ Disease Modification Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA)Resistant Hypertensions and Chronic Renal Disease Potentially control hypertension and fibrosis associated with loss of renal function pre- and post-transplant

DARA – First-in-class Combines the properties of two marketed cardiovascular product classes in a single molecule Selectively blocks Angiotensin (ARB) and Endothelin (ERA) Strong preclinical and clinical data Patent protection at least to 2019 Potential in resistant hypertension and chronic kidney disease Dual Acting Angiotensin and Endothelin Receptor Antagonist (DARA)

Chronic Kidney Disease – Medical Need Progressive disease leading to dialysis and transplant 20 million in US suffer from chronic kidney disease 5% of US population suffers from diabetic nephropathy $17B potential addressable market in 2010 Underlying disease causes DiabetesHypertension Obesity Glomerulonephritis most common causes of end-stage renal disease Targeted by two programs in Pharmacopeia portfolio: DARA and JAK3

Chronic Kidney Disease – Current Rx

Pharmacopeia

- **Angiotensin Receptor Blockers Approved**
  - Avapro® (irbesartan) and Cozaar® (losartan)

- **ACE Inhihitors recommended**

- **Compounds Under Clinical Investigation**

Speedel	SPP301 ET_A antagonist	Diabetic Nephropathy	Ph III
Keryx	Sulodexide™ glycosaminoglycan components	Diabetic Nephropathy	Ph III
Exelixis	XL784 Adam-10 Inh	Diabetic Kidney Disease	Ph II

DARA combines the properties of Avapro and SPP301

 Angiotensin II and Endothelin I Vasoconstriction Tissue proliferation and fibrosis Inflammation Preclinical Results Potent blockade of endothelin and angiotensin by oral route Potent BP lowering in predictive hypertension models (SHR and DOCA) Clinical Results – Diabetic nephropathyImproved renal hemodynamics Marked decrease in urinary albumin excretion rate and proteinuria in Phase II studies ARB + ERB = Synergistic Combination

Dual Acting Receptor Antagonist

Pharmacopeia


Angiotensin group
Endothelin group

Irbesartan(Avapro®)
AT_1 antagonist

PS433540 (DARA)
AT_1 and ET_A antagonist

BMS-193884
ET_A antagonist

Compound	Angiotensin IC_{50} (nm, human)	Endothelin IC_{50} (nm, human)
Irbesartan	2	> 10,000
BMS-19384	> 10,000	1.4
PS433540	3	12

Angiotensin and Endothelin Blockade Angiotensin II PS433540 blocks both angiotensin and endothelin in vivo after oral administration in rodents with ED50 = 0.9, 7.6 mpk PS433540 Study PCO-NC-003October 17, 2006ED50= 0.9 mg/kgVehicle-adjusted % Inhibition (normalized)0102030405060708090100Dose (mg/kg)0.11.010.0100.0

PS433540 – Antihypertensive Activity

Pharmacopeia

Effect of Irbesartan and PS433540 on Mean Arterial BP in Spontaneously Hypertensive Rats (SHR)


10 μmol/kg
days 15 - 21
30 μmol/kg
days 22 - 28
100 μmol/kg
days 29 - 35
Mean arterial pressure mm Hg
220
200
180
160
140
120
100
80
15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Days of dosing drug p.o.
Vehicle
Irbesartan
PS433540

PS433540 reduces blood pressure more than Irbesartan (Avapro) at 30 and 100 μmol/kg

Current Treatment of Renal Disease Unsatisfactory Disease progresses to dialysis and transplant despite treatment Impaired quality of life with high morbidity and mortality Emerging paradigm for better disease managementARBs approved for diabetic nephropathy Benefit demonstrated for investigational ERB in combination with ARB Opportunity for DARA to be first choice in kidney disease and resistant hypertension Combine ARB and ERB activity in a single compound, once-a-day pill Avoid polypharmacy typical of current treatment protocols Provide superior safety and compliance in a single compound Simplify evaluation of combination for poorly controlled diseases Potential Treatment of Choice in Kidney Disease Demonstration of antihypertensive effect of PS433540 in Ph I would support potential in chronic kidney disease

DARA Development Schedule Complete data and material transfer from BMS 2Q-06 Synthesis of 2 Kg GMP of active ingredient (API) 3Q-06 Pre-IND meeting with FDA 3Q-06 File IND 1Q-07 ‘First in man’ dosing 1Q-07 Initiate Phase Ib hypertension study End-07 Initiate Ph II 2H-08

Phase I Clinical Evaluation Phase Ia in Healthy Subjects Establish Safety SAD (Single Ascending Dose) – up to 7 dose levelsMAD (Multiple Ascending Dose) – up to 4 dose levels Confirm Dual Activity Mechanism Angiotensin Challenge in Healthy VolunteersEndothelin Challenge in Healthy Volunteers Phase Ib in Hypertensive Patients Establish Blood Pressure Lowering Activity Double-Blind Placebo Controlled Study in Uncomplicated Mild to Moderate Hypertension

Agenda for Today

Pharmacopeia

- **Strong sustainable pipeline**
  - p38 kinase inhibitors and CXCR2 antagonist approaching Phase II
  - DARA properties and clinical development schedule
- **Strong strategic partnerships**
  - Clinical development partners
  - GlaxoSmithKline R&D alliance
  - Cephalon advanced discovery partnership
- **Strong fundamentals**
  - Financials
  - Stock Information

Strategic Partnerships Late stage optimization programs Upfront $15 million technology access fee Up to $35 million per program in milestones Double-digit royalties Builds portfolio and financial runway Pharmacopeia prosecutes Phase I and Phase II Non-dilutive tranched funding - $15 million Up to $83 million per program in milestones Double-digit royalties Builds portfolio and clinical infrastructure

Agenda for Today

Pharmacopeia

- **Strong sustainable pipeline**
  - p38 kinase inhibitors and CXCR2 antagonist approaching Phase II
  - DARA properties and clinical development schedule
- **Strong strategic partnerships**
  - Clinical development partners
  - GlaxoSmithKline R&D alliance
  - Cephalon advanced discovery partnership
- **Strong fundamentals**
  - Financials
  - Stock Information

Financial Summary For the 9 Months Ended September 30, 2006 $13.7 million in net revenue $19.6 million in net loss (including $2.0 million non-cash charge) Cash, Cash Equivalents and Marketable Securities $30.4 million as of December 31st, 2005 $31.0 million as of September 30, 2006 Received $20 million of funding from new collaborations in Q2 Received net proceeds of $23.1 million from financing closed in Q4

Stock Information Stock Exchange: NASDAQ Stock Symbol: PCOP Shares Outstanding (10/31/2006): 21.1 million 52- Week Range: $3.03 - $6.51 Market Capitalization (10/31/2006): ~ $95 million Enterprise Value*: ~ $40 million *Calculated on cash and liquid investments as of 09/30/2006 and financing proceeds raised in Q4. Analyst Coverage: Joe Pantginis Canaccord Adams Jose Haresco Merriman, Curhan, Ford

Pharmacopeia Today

Pharmacopeia

- **IND in Q1-07- first-in-class approach to significant markets**
  - Diabetic Nephropathy
  - Resistant Hypertensions
- **Clinical programs approaching Phase II**
  - p38 kinase inhibitor for RA (partnered with Bristol-Myers Squibb)
  - CXCR2 antagonist for COPD (partnered with Schering-Plough)
- **Portfolio of programs for major immunological diseases**
  - JAK3, CCR-1 for transplant rejection, RA, MS
- **Strategic partnerships with Pharma and Biotech**
  - Joined forces with GlaxoSmithKline and Cephalon
  - Received $20 million of funding in 2006 with $10 million pending
  - Over $1 billion potential milestone payments from partners

Discovering excellence, driving clinical successTM